                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              Starbase Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              STARBASE CORPORATION
                        4 HUTTON CENTRE DRIVE, SUITE 800
                            SANTA ANA, CA 92707-8713
                                 (714) 445-4400

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 11, 2001

                            ------------------------

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "meeting") of Starbase Corporation, a Delaware corporation, will be held at the Marriott Northwest, 200 Interstate North Parkway, Atlanta, Georgia at 1:00 p.m. on Tuesday, September 11, 2001 to consider and act on the following:

     1. The election of seven (7) persons named in the accompanying proxy statement to serve as directors of the company until the next annual meeting of stockholders of the company and until their successors are duly elected and qualified;

     2. Amending the company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 to 150,000,000 shares;

     3. To approve the 2001 Stock Plan;

     4. To ratify the appointment of Deloitte & Touche LLP as the company's independent auditors for the company's fiscal year ended March 31, 2002; and

     5. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     A proxy statement, form of proxy and the Annual Report to Stockholders of the company for the fiscal year ended March 31, 2001 are enclosed herewith. Only holders of record of common stock, $.01 par value, of the company at the close of business on August 2, 2001 are entitled to receive notice of and to attend the meeting and any adjournments thereof. At least 10 days prior to the meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the company. If you do not expect to be present at the meeting, you are requested to fill in, date and sign the enclosed proxy, which is solicited by the board of directors of the company, and to mail it promptly in the enclosed envelope. In the event you attend the meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors

                                          /s/ WILLIAM R. STOW III

                                          William R. Stow III
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Santa Ana, California
August 18, 2001

                                   IMPORTANT

TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S ASSISTANT SECRETARY, BY GIVING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              STARBASE CORPORATION
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 11, 2001

     This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Starbase Corporation, a Delaware corporation, to be voted at the annual meeting of stockholders (the "meeting") to be held at 1:00 p.m. on Tuesday, September 11, 2001, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this proxy statement.

     The principal executive offices of the company are located at 4 Hutton Centre Drive, Suite 800, Santa Ana, California 92707-8713. The approximate date on which this proxy statement and accompanying proxy will first be sent or given to stockholders is August 20, 2001.

     A proxy, in the enclosed form, which is properly executed, duly returned to the company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxy on any other matter that may be brought before the meeting. Each such proxy granted may be revoked at any time thereafter by writing to the Assistant Secretary of the company prior to the meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. The cost of soliciting proxies will be borne by the company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                               VOTING SECURITIES

     Stockholders of record as of the close of business on August 2, 2001 (the "record date") will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. The company has one class of voting securities outstanding consisting of shares of common stock, $.01 par value per share. On the record date, there were 69,785,301 outstanding shares of common stock. A holder of common stock is entitled to one vote on each matter submitted to the meeting for each share of common stock held by such holder as of the record date.

PROXIES AND VOTING

     Unless a contrary direction is indicated, a properly executed proxy form will be voted "FOR" the adoption of proposals 1, 2, 3 and 4. The management of Starbase is not aware of any business to be acted upon at this meeting other than as is described in this proxy statement, but in the event any other business should properly come before the meeting, the proxy holders (as indicated on the proxy form) will vote the proxies according to their judgment as to the best interests of the company. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the meeting in determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "AGAINST" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter. Proxies submitted that are voted to "ABSTAIN" with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of August 2, 2001 certain information regarding the ownership of voting securities of the company by each stockholder known to the management of the company to be (i) the beneficial owner of more than 5% of the company's outstanding common stock, (ii) each of the directors and nominees for director of the company, (iii) the executive officers named in the Summary Compensation Table provided in Part III under "Executive Compensation" of the company's Annual Report to Stockholders incorporated by reference and (iv) all executive officers and directors as a group. The company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                              NUMBER OF SHARES OF      PERCENTAGE OF
                  NAME(1)                        COMMON STOCK          COMMON STOCK
                  -------                     -------------------      -------------
William R. Stow III.........................       1,121,432(2)             1.6%
Donald R. Farrow............................         405,314(3)               *
Alan D. Kucheck.............................         288,532(5)               *
Douglas S. Norman...........................         167,398(6)               *
Lydia J. Patterson..........................          95,832(4)               *
James H. Smith..............................         291,742(7)               *
Frank R. Caccamo............................         130,000(4)               *
Daniel P. Ginns.............................         323,700(8)               *
Phillip E. Pearce...........................         180,000(4)               *
John R. Snedegar............................         209,943(9)               *
Barry W. Sullivan...........................         130,000(10)              *
Total: All directors and executive officers
  (14 persons)..............................       4,451,708(11)            6.1%

---------------
  *  Less than 1%.

 (1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. The address of each person named in the above table is in care of Starbase Corporation, 4 Hutton Centre Drive, Suite 800 Santa Ana, CA 92707-8713.

 (2) Includes 33,882 shares of common stock held by Mr. Stow. Also includes 573,119 shares of common stock held by Mr. Stow as trustee of the Stow Family Trust, of which 568,124 shares are subject to a Performance Escrow Agreement. Also includes 461,694 shares of common stock and 52,737 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001 by Mr. Stow and Mrs. Stow, respectively. Mr. Stow disclaims beneficial ownership of the shares exercisable by Mrs. Stow.

 (3) Includes 15,000 shares of common stock held by Mr. Farrow. Also includes 390,314 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

 (4) Represents shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

 (5) Includes 13,321 shares of common stock held by Mr. Kucheck. Also includes 275,211 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

 (6) Includes 25,421 shares of common stock held by Mr. Norman, of which 13,786 shares are subject to a Performance Escrow Agreement. Also includes 141,977 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

 (7) Includes 6,847 shares of common stock held by Mr. Smith. Also includes 284,895 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

 (8) Includes 163,200 shares of common stock held by Mr. Ginns and 5,500 shares of common stock held by Mrs. Ginns. Also includes 155,000 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001. Mr. Ginns disclaims beneficial ownership of the shares held by Mrs. Ginns.

 (9) Includes 13,753 shares of common stock held by Mr. Snedegar, 1,191 shares of common stock held by Mr. Snedegar as trustee for the Snedegar Revocable Living Trust, and 1,667 shares held by Norexco Petroleum of which Mr. Snedegar is President. Also includes 193,332 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

(10) Includes 7,000 shares of common stock held by Mr. Sullivan. Also includes 123,000 shares of common stock issuable upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001.

(11) Includes a total of 1,522,960 shares of common stock and 2,928,748 shares of common stock issuable upon exercise stock options that are currently exercisable or will become exercisable within 60 days after August 2, 2001 held by all directors and executive officers of the company as a group.

EXECUTIVE INFORMATION

     Information regarding named executive officers, a brief summary of the background of each executive officer of the company, Executive Compensation including the Summary Compensation Table, Stock Option Grants in the Fiscal Year Ended March 31, 2001, Option Exercises, Holdings and Fiscal Year-End Values, Change in Control Agreements, Compensation Committee Interlocks and Insider Participation, the Report of the Compensation Committee on Executive Compensation, Report of the Audit Committee, Stock Performance Comparisons, and Certain Relationships and Related Transactions are reported in Part III of the company's Annual Report to Stockholders and are incorporated by reference into this proxy statement.

     Executive officers of the company are appointed by the board of directors to serve until their removal by the board of directors or resignation.

                       ACTIONS TO BE TAKEN AT THE MEETING

--------------------------------------------------------------------------------

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The board of directors of the company has nominated seven directors for election to hold office until the next annual meeting and until their successors are elected and qualified. Unless otherwise indicated, the shares represented by all proxies received by the board of directors will be voted at the meeting in accordance with their terms and, in the absence of contrary instructions, "FOR" the election of all nominees as directors.

     The board of directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the meeting. In the event that a vacancy among the original nominees occurs prior to the meeting, the proxies will be voted for a substitute nominee or nominees named by the board of directors and for the remaining nominees. Directors are elected by a plurality of the votes cast. No proxy may be voted for more than seven nominees.

     The following table sets forth information about each director and nominee for director of the company.

                                              YEAR FIRST
                                              ELECTED OR             PRESENT POSITION
                NAME                   AGE    APPOINTED              WITH THE COMPANY
                ----                   ---    ----------             ----------------
William R. Stow III(1)(2)............  56        1991       Chief Executive Officer, President
                                                            and Chairman of the Board of
                                                            Directors
Frank R. Caccamo(1)(3)(4)............  61        1998       Director
Donald R. Farrow(2)(4)...............  55        1997       Executive Vice President, Director
Daniel P. Ginns(4)...................  51        1997       Director
Phillip E. Pearce(4).................  72        1996       Director
John R. Snedegar(2)(3)...............  51        1991       Director
Barry W. Sullivan(1)(3)..............  59        1998       Director

---------------
(1) Member of the Compensation Committee.

(2) Member of the Nominating Committee.

(3) Member of the Audit Committee.

(4) Member of the Mergers and Acquisitions Committee.

NOMINEES FOR DIRECTOR

     The nominees for election as a director are William R. Stow III, Frank R. Caccamo, Donald R. Farrow, Daniel P. Ginns, Phillip E. Pearce, John R. Snedegar, and Barry W. Sullivan.

     The following is a brief summary of the background of each director:

     WILLIAM R. STOW III founded Starbase Corporation in September 1991. Mr. Stow has served as our Chief Executive Officer since September 1991 (exclusive of the period from August 1996 to January 1997) and has served as our President since July 1998 and, prior to July 1998 from September 1991 to August 1996 (exclusive of the period from April 1994 through July 1995). Mr. Stow has served as a member of our board of directors since September 1991, our Co-Chairman of the Board from October 1994 to August 1996 and our Chairman of the Board since August 1996. Mr. Stow serves on the board of directors of Escrow.Com, a private Internet company. Mr. Stow holds a B.S. in Mathematics from Oregon State University.

     DONALD R. FARROW has served as our Executive Vice President since February 2000. Mr. Farrow has held various positions within the company including serving as Vice Chairman from July 1998 to February 2000, President from January 1997 to July 1998, Chief Operating Officer from February 1997 to July 1998, Vice President, Sales and Marketing from August 1996 to January 1997, Vice President, Sales from May 1996 to August 1996 and consultant from March 1996 to May 1996. From January 1995 to May 1996, Mr. Farrow was an independent consultant in the area of sales and marketing of software technology. Mr. Farrow has served as a member of our board of directors since February 1997. Mr. Farrow holds a B.S. in Industrial Management from Purdue University.

     FRANK R. CACCAMO has served as a member of our board of directors since November 1998. Mr. Caccamo is a consultant. Mr. Caccamo was the Vice President and Chief Information Officer of The Reynolds and Reynolds Company from January 1997 through November 1999. Prior to joining Reynolds and Reynolds, Mr. Caccamo was Vice President of Information Systems at Procter & Gamble from 1990 to January 1997. Mr. Caccamo holds a B.A. in Economics from St. Joseph's College and an M.B.A. from the University of Chicago.

     DANIEL P. GINNS has served as a member of our board of directors since January 1997. From October 2000, Mr. Ginns has been Chief Executive Officer of eCollaboratory Corporation, a company that is a showcase for the promotion and marketing of product integration solutions using Starbase's proprietary StarTeam software and products of other companies. From October 1996 to August 2000, Mr. Ginns was Chairman of the Board and Chief Executive Officer of Datametrics Corporation, a reporting company which designs, develops and manufactures printers and computers. From 1989 to 1996, Mr. Ginns was President of

Belmont Capital, Inc., a management and financial advisory firm. Mr. Ginns holds a B.A. in Economics from Harvard University and an M.B.A. from The Harvard Business School.

     PHILLIP E. PEARCE has served as a member of our board of directors since January 1996. Mr. Pearce is a consultant since 1986. Prior to that, he was Senior Vice President and a member of the Board of Directors of E.F. Hutton & Co., from 1971 through 1983, a member of the Board of Governors of the New York Stock Exchange, and Chairman of the Board of governors of the NASD. Mr. Pearce is a member of the board of directors of Bravo International and Xybernaut Corporation. Mr. Pearce holds a B.S. degree in Retail from the University of South Carolina and graduated from the Wharton School of Investment Banking at the University of Pennsylvania.

     JOHN R. SNEDEGAR has served as a member of our board of directors since December 1991. Mr. Snedegar is President, Chief Executive Officer and a director of Micro General Corporation, a software development telecommunications company. Mr. Snedegar also serves as Chairman and CEO of Escrow.com, an Internet escrow company founded by Micro General. From May 1990 through April 1999, Mr. Snedegar served as President, Director and Chief Executive Officer of United Digital Network Inc., a diversified telecommunications provider based in Irving, Texas. Mr. Snedegar holds a B.A. degree in Business and Journalism from Kansas State University.

     BARRY W. SULLIVAN has served as a member of our board of directors since September 1998. Mr. Sullivan served Electronic Data Systems (EDS) from 1971 through 1998, most recently as Corporate Vice President in charge of managing their Internet, New Media and Electronic Business. Mr. Sullivan holds a B.A. degree in History from Allegheny College.

REQUIRED VOTE

     The seven nominees receiving the highest number of votes will be elected as directors. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes will be counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. There is no provision for cumulative voting in the election of directors.

BOARD COMPENSATION

     Directors who are not our employees receive $1,000 per month, $1,000 per in-person Board meeting, $500 per each telephonic meeting and $500 per each committee meeting in addition to reimbursement of travel expenses. In addition, directors receive non-qualified stock option grants for shares of our common stock. All options awarded to non-employee directors have an exercise price per share at least equal to the market price of our common stock on the date of grant. The options have a ten-year term.

     In addition, Mr. Ginns performed certain consulting services for which he was compensated $12,563 during fiscal year 2001.

BOARD OF DIRECTORS

     The Board of Directors is responsible for the management of the company. During fiscal 2001, the board of directors held 15 meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board and of the committees on which he served during fiscal 2001.

COMMITTEES OF THE BOARD

     The board of directors has established four standing committees: (i) Compensation, (ii) Nominating, (iii) Audit, and (iv) Mergers and Acquisitions Committee.

     The principal function of the Compensation Committee was to review and establish compensation for executive officers and to consider incentive compensation alternatives for the company's employees. This committee was comprised of Messrs. Caccamo, Stow and Sullivan. The Compensation Committee met one time during the fiscal year ended March 31, 2001.

     The principal function of the Nominating Committee was to select and recommend to the board of directors appropriate candidates for executive officers. The Nominating Committee was comprised of Messrs. Farrow, Snedegar and Stow. The Nominating Committee met one time during the fiscal year ended March 31, 2001. The board of directors completed all functions of the Nominations Committee in regularly scheduled meetings during the fiscal year ended March 31, 2001.

     Stockholders of the company who wish to nominate individuals for directors for election at the next annual meeting should submit such nominations to the Secretary of the company at the company's executive offices by April 30, 2002. The proposal should contain certain information about the proposed nominee, including name, age, business and residence addresses, principal occupation, the class and number of shares of common stock or other capital stock of the company beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The proposal should also include the name, business and residence addresses, occupation, the class of number of shares of common stock or other capital stock of the company beneficially owned by the person or entity making such nomination, and the relationship or affiliation, if any, to the nominee.

     The functions of the Audit Committee are included in the written Charter of the Audit Committee adopted by the board of directors. A copy is attached hereto as Appendix A. Members of the audit committee are "independent" as defined by the Nasdaq listing standards. The Audit Committee consisted of Messrs. Caccamo, Ginns, and Snedegar. The Audit Committee met 5 times during the fiscal year ended March 31, 2001. The Report of the Audit Committee is in the 10-K report included with this mailing. For fiscal year 2002, the Audit Committee consists of Messrs. Caccamo, Sullivan and Snedegar.

     The principal function of the Mergers and Acquisitions Committee was to investigate potential opportunities for merger and/or acquisition activity. This committee was comprised of Messrs. Caccamo, Farrow, Ginns and Pearce. The Mergers and Acquisition Committee met 17 times during the fiscal year ended March 31, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's executive officers and directors, and persons who beneficially own more than ten percent of the company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. To the company's knowledge, based solely upon a review of copies of such written representations from its directors and executive officers, there were no late or delinquent filings.
--------------------------------------------------------------------------------
                                   PROPOSAL 2

             AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
--------------------------------------------------------------------------------

     On July 18, 2001 the board of directors unanimously adopted a resolution approving a proposal to amend the company's Certificate of Incorporation to increase the number of shares of common stock which the company is authorized to issue from 100,000,000 to 150,000,000 shares. If the proposed amendment is approved, the second sentence of Article 4 of the company's Certificate of Incorporation would be amended to read as follows: "The number of shares of Common Stock authorized to be issued is 150,000,000, with a par value of $.01 per share, and the number of shares of Preferred Stock authorized to be issued is 10,000,000, with a par value of $.01 per share." The number of shares of preferred stock authorized to be issued will not change as a result of this proposed amendment. The board of directors determined that such amendment is advisable and directed that the proposed amendment be considered at the meeting. The additional 50,000,000 share of common stock, if and when issued, will have the same rights and privileges as the shares of common stock presently issued and outstanding. Each holder of common stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The common stock does not have cumulative voting rights.

The holders of common stock share ratably on a per share basis in any dividends when, as and if declared by the board of directors out of funds legally available therefore and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the common stock.

PURPOSES AND CERTAIN POSSIBLE EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The company's Certificate of Incorporation, as amended to date, authorizes the company to issue 100,000,000 shares of common stock, $.01 par value per share, and 10,000,000 shares of preferred stock, $.01 par value per share. Of these authorized shares, as of August 2, 2001, 69,785,301 shares of common stock and no shares of preferred stock were outstanding. In addition, 19,790,373 shares of common stock were reserved for possible future issuance upon exercise of outstanding options and warrants. Accordingly, 10,424,326 shares of the company's common stock are currently available for future issuance by the company.

     The company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, including research and development and product development activities, and has issued shares and/or options to consultants, employees and members of the board of directors. The company expects to continue to make substantial expenditures for research and product development and in the marketing of products. The company continues to periodically explore and negotiate the additional financing that it may require. The company may also seek acquisitions of other companies, products and assets. These activities are likely to require the company to sell shares of common stock or securities convertible into or exchangeable for common stock. The company has, at times in the past, sold shares below the market price of its common stock at the date of issuance and may be required to do so in the future in order to raise financing. The company has no present plans to issue any of the additional shares authorized by this proposed amendment.

     The board of directors believes that the increase in the number of authorized shares of common stock at this time will provide the company with the flexibility of having an adequate number of authorized but unissued shares of common stock available for future financing requirements, including for funding research and product development, acquisitions and other corporate purposes, without the expense or delay attendant in seeking stockholder approval at any special or annual meeting. The proposed amendment would provide additional authorized shares of common stock that could be used from time to time without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the company's securities may then be listed).

     Although it is not the purpose of the proposed amendment and the board of directors is not aware of any pending or proposed effort to acquire control of the company, the authorized but unissued shares of common stock also could be used by the board of directors to discourage, delay or make more difficult a change in control of the company (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of the company with another company). Other than the amendment to Article 4 of the Certificate of Incorporation, the board of directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the company.

     The proposed amendment will not affect the rights of existing holders of common stock except to the extent that further issuance of common stock will reduce each existing stockholder's proportionate ownership in the company. If the proposed amendment is adopted, there would be 60,424,326 authorized shares of common stock that are not outstanding or reserved for issuance.

DELAWARE TAKEOVER STATUTE AND CERTAIN CHARTER PROVISIONS

     The company is subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder, unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (x) by persons who are directors and also officers and (y) by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least
66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Generally, an "interested stockholder" is any person that (i) is the owner of 15% or more of the outstanding voting stock of a corporation or
(ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of such corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

     These provisions are likely to impose significant restrictions on stockholders unaffiliated with the company and accordingly are likely to discourage potential acquirers of the company.

EFFECTIVE DATE

     If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware amending the Certificate of Incorporation as set forth above, which filing will be made as soon as reasonably practicable following stockholder approval.

REQUIRED VOTE

     Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding at the meeting and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 2

--------------------------------------------------------------------------------
                                   PROPOSAL 3

                         TO APPROVE THE 2001 STOCK PLAN
--------------------------------------------------------------------------------

     On July 18, 2001, the board of directors adopted the Company's 2001 Stock Plan (the "Plan"). The purpose of the Plan is to provide an incentive to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company and its present and future subsidiaries and any parent corporation and to offer an additional inducement in obtaining the services of such employees, directors and consultants.

     The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix B.

ELIGIBILITY

     All employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company and its subsidiaries are eligible to be granted options under the Plan.

TYPES OF AWARDS

     Awards granted under the Plan may be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), "non-qualified stock options" ("NQSOs") that do not meet the requirements of Section 422 of the Code, or shares of stock of the Company that may be subject to contingencies or restrictions. ISOs, however, may only be granted to employees (including officers and directors who are employees).

STOCK SUBJECT TO THE PLAN

     The maximum number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which options may currently be granted under the Plan is 3,400,000, subject to adjustment in the event of any capital change, as described below. Any shares of Common Stock subject to an award which for any reason expires, is canceled or terminated unexercised or which ceases for any reason to be exercisable will again be available for grant under the Plan. The maximum number of shares subject to an award that may be granted to any person ("Designee") during any calendar year shall be 350,000 shares.

ADMINISTRATION

     The Plan is to be administered by the board of directors of the Company or a committee of the Company's board of directors which is to consist of at least two directors, each of whom, to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or Section 162(m) of the Code, will be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). Those administering the Plan are referred to as the "Administrators".

     Among other things, the Administrators are empowered, subject to the express provisions of the Plan, to determine the employees, directors and consultants to be granted awards, the times when awards are to be granted, whether an option granted to an employee is to be an ISO or an NQSO, the number of shares of Common Stock to be subject to each award, the exercise price of each award, the term of each award, the date each award shall become vested or exercisable as well as any terms, conditions or installments relating to the exercisability or vesting of each award, whether to accelerate the date of exercise or vesting of any award or installment and the form of payment of the exercise price. The Administrators are also empowered, subject to the express provisions of the Plan, to construe each award contract and the Plan and, with the consent of the Designee, to cancel or modify an award. The Administrators are further authorized to prescribe, amend and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for administering the Plan.

TERMS AND CONDITIONS OF AWARDS

     Awards granted under the Plan will be subject to, among other things, the following terms and conditions:

          1. The exercise price of each award will be determined by the Administrators; provided, however, that the exercise price of an ISO and of any option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code may not be less than the fair market value of the Company's Common Stock subject to the option on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own under applicable provisions of the Code) more than 10% of the voting power of the Company).

          2. The term of each award will be determined by the Administrators; provided, however, that the term of an ISO may not exceed ten years (five years if the optionee owns (or is deemed to own under applicable provisions of the Code) more than 10% of the voting power of the Company). The aggregate fair market value (determined on the date of grant of the option) of shares with respect to which ISOs may be granted under the Plan to an employee which are exercisable for the first time during any calendar year may not exceed $100,000. To the extent that the aggregate fair market value (determined on the date of grant of the option) of shares which are exercisable for the first time during any calendar year exceeds $100,000, the shares relating to such excess value shall be subject to the same federal income tax treatment as NQSOs. Each award shall be subject to a vesting schedule to be set forth in an award contract.

          3. Except as may otherwise be expressly provided in an applicable award contract, awards may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the Designee's lifetime only by the Designee or the Designee's legal representatives.

          4. Except as may otherwise be provided in the applicable award contract, if the Designee's relationship with the Company, a parent or any of its subsidiaries as an employee, director or consultant is terminated for any reason other than death or disability, the award may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the award; provided, however, that if the relationship is terminated for cause, such award shall terminate immediately.

          5. Except as provided in an applicable award contract, a Designee whose relationship with the Company or any of its subsidiaries is terminated by reason of disability may exercise his or her award, to the extent exercisable at the time of such termination, within one year thereafter, but in no event after the expiration of the term of the award.

          6. Except as may otherwise be provided in an applicable award contract or in the Designee's written employment or consulting or termination contract, in the case of the death of a Designee (a) while an employee, director or consultant of the Company, (b) within three months after the termination of the Designee's employment or consulting relationship with the Company (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of such employment or consulting relationship by reason of the Designee's disability, the Designee's legal representative or beneficiary may exercise the award, to the extent exercisable on the date of death, within one year after the date of death, but in no event after the expiration of the term of the award.

HOW TO EXERCISE AN AWARD

     Except as may otherwise be expressly provided in an applicable award contract, an award (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company stating which award is being exercised, specifying the number of shares of Common Stock as to which such award is being exercised and accompanied by payment of the exercise price thereof. The exercise price is to be paid either (a) by cash or certified check, or (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value on date of exercise equal to the aggregate exercise price of all awards being exercised or a combination of cash, certified check or shares of Common Stock having such value; provided, however, in no case may shares be tendered if such tender would require the Company to incur a charge against earnings for financial accounting purposes.

     The Administrators may, in their sole discretion, permit payment of the exercise price of an award by delivery by the Designee of a properly executed notice, together with a copy of the Designee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

     The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value on the date the award is exercised equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant or exercise of an award or the disposition of the award or shares acquired pursuant to the exercise of the award. Alternatively, the Company may require the Designee to pay the Company such amount in cash promptly upon demand.

     A Designee entitled to receive Common Stock upon the exercise of an award will not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him or her for such shares. Until then, any Designee using previously acquired shares of Common Stock in payment of an award exercise price pursuant to an award contract which permits payment in that manner shall continue to have the rights of a stockholder with respect to such previously acquired shares.

     Except as may otherwise be expressly provided in the applicable award contract, the Administrators may require that any shares of Common Stock be held by the Company, together with a stock power duly endorsed in blank by the Designee, until the lapse of all restrictions, contingencies, or obligations applicable or relating to an award (including, but not limited to, the payment of any exercise price, tax or other amount, the satisfaction of any service requirement, or any transfer restriction).

ADJUSTMENT IN THE EVENT OF CAPITAL CHANGES

     In the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, combination, reclassification, recapitalization, exchange of shares or the like which results in a change in the number or kind of those shares of Common Stock which are outstanding immediately prior to such event, appropriate adjustments will be made by the Board of Directors (whose determination shall be conclusive and binding) in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, and in the maximum number of shares that may be granted to any employee in any calendar year. Except as may otherwise be expressly provided in an applicable Contract, in the event of (a) a proposed liquidation or dissolution of the Company, or (b) any transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors who were elected by stockholders prior to the first such transaction (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (i) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) ceases to represent more than 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s), (ii) all or substantially all of the Company's assets are sold to an unaffiliated third party, or (iii) if the Common Stock is registered under
Section 12 of the Exchange Act, such registration is terminated, then in each instance any award, to the extent an award remains unexercisable or unvested, shall become exercisable or vested immediately prior to the earliest of any such event.

DURATION AND AMENDMENT OF THE PLAN

     No option may be granted under the Plan after July 17, 2011. The board of directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made that would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of awards or increase the maximum number of shares covered by awards that may be granted to a Designee in any calendar year, (b) change the eligibility requirements for persons who may receive awards or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination or amendment may adversely affect the rights of a Designee with respect to an outstanding option without the Designee's consent.

COMPLIANCE WITH SECURITIES ACT OF 1933

     It is a condition to the receipt or exercise of an award, that either (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is then effective and current with respect to the shares to be issued upon such exercise or (b) there is an exemption from registration under the Securities Act available with respect to the issuance of shares to the Designee. In addition, the Company may require a Designee, as a condition to the exercise of an award, to execute and deliver to the Company representations and warranties, in form and substance satisfactory to the Committee, that, among other things, (i) the shares are being purchased for the Designee's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of the shares will be made only pursuant to (x) an effective and current registration statement under the Securities Act or (y) a specific exemption from registration under the Securities Act, but in claiming such exemption, the Designee, prior to any offer or sale of such shares, must provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of certain material federal income tax consequences of the grant, vesting and exercise of the awards under the Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion applies only to Designees who are and remain United States citizens or residents and does not purport to address all tax considerations relating to the grant and exercise of the awards or resulting from the application of special rules to a particular Designee (including a Designee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of any award and the ownership and disposition of any underlying security. A Designee should consult with the Designee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of an award and the ownership and disposition of any underlying security.

     ISOS EXERCISED WITH CASH.

     No taxable income will be recognized by a Designee upon the grant or exercise of an ISO. The Designee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the Designee for such shares.

     If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the Designee and more than two years from the date of grant of the option, the Designee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the Designee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

     If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the Designee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the Designee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

     NQSOS EXERCISED WITH CASH.

     No taxable income will be recognized by a Designee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The Designee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the Designee for such shares plus the amount of ordinary income so recognized.

     Any gain or loss recognized by the Designee on a subsequent disposition of shares purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the Designee's tax basis in the shares.

     RESTRICTED STOCK.

     Generally, the grant of restricted stock will not result in taxable income to the Designee or a deduction for the Company. The value of the restricted stock will be taxable to a Designee in the year in which the restrictions lapse. Alternatively, a Designee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, by making the election within 30 days after the date of grant. If such an election were made, a Designee would not be allowed to deduct at a later date the amount included as taxable income if the restricted stock is later forfeited to the Company. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by a Designee in the year such income is recognized.

     EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES OR WITHHOLDING
SHARES.

     If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the Designee upon the exercise of such option to the extent the Designee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

     However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the Designee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

     The Designee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The Designee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

     Any shares received by the Designee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

     To the extent that an ISO is exercised by the Company's withholding shares, such exercise will result in a disqualifying disposition of the underlying shares and the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the Designee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of exercise equal to such amount. The exercise of a NQSO by the Company's withholding of shares will have the same federal tax consequences as the exercise of a NQSO with cash.

     ALTERNATIVE MINIMUM TAX.

     In addition to the federal income tax consequences described above, a Designee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the Designee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the Designee's alternative minimum taxable income. In addition, the Designee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the Designee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the Designee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A Designee holding an ISO should consult with the Designee's tax advisors concerning the applicability and effect of the alternative minimum tax.

REQUIRED VOTE

     Approval of the proposal requires the affirmative vote of a majority of the shares of common stock outstanding at the meeting and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 3

--------------------------------------------------------------------------------
                                   PROPOSAL 4

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The accounting firm of Deloitte & Touche LLP served as the company's independent auditors for fiscal years 1999, 2000 and 2001. Representatives of that firm are not expected to attend the annual meeting. However, if one or more representatives of that firm attend the annual meeting, they will be given the opportunity to comment, if they desire, and to respond to appropriate questions that may be asked by stockholders.

     Approval by the stockholders of the appointment of independent auditors is not required but the Board of Directors deems it desirable to submit this matter to the stockholders. If a majority of the common stock present and entitled to vote at the meeting should not approve the selection of Deloitte & Touche LLP, the Audit Committee shall reconsider the proposal and submit its recommendation to the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholder proposals for the 2002 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at the company's executive offices by April 30, 2002 in order to be considered for inclusion in the proxy materials.

                                 OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

                                          By order of the Board of Directors,

                                          /s/ WILLIAM R. STOW III

                                          William R. Stow III
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Santa Ana, California
August 18, 2001

                                    EXHIBITS

     Certain exhibits and items have been previously filed with the Commission and are incorporated herein by reference.

    EXHIBIT
     NUMBER                         DESCRIPTION OF DOCUMENT                     REF.
    -------                         -----------------------                     ----
Part III,         Directors and Executive Officers of the Registrant (Item      (A)
                  10); Executive
Items 10, 11, 13  Compensation (Item 11); Certain Relationships and Related
                  Transactions (Item 13)

---------------
(A) Incorporated herein by reference to the company's Form 10-K (File number 0-25612) filed with the commission on June 29, 2001.

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                              STARBASE CORPORATION

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Starbase Corporation (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent auditors.

     - Provide a channel of communication among the independent auditors, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the National Association of Securities Dealers for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

     The duties of the Audit Committee shall include the following:

  Documents/Reports Review

     Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

     Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

     Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

     Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public, as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

     Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which effect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

     Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

     Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

  Financial Reporting Processes

     Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

  Process Improvement

     Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

     Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  Legal Compliance

     Review with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

     Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  Other Responsibilities

     Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                                2001 STOCK PLAN
                                       OF
                              STARBASE CORPORATION

     1. Purposes of the Plan. This stock plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), consultants and non-employee directors of StarBase Corporation (the "Company") or any of its Subsidiaries (as such term is defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options which do not qualify as ISOs ("NQSOs"), and shares of stock of the Company that may be subject to contingencies or restrictions (collectively, with an ISO or NQSO, each an "Award"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" or any other treatment of an Award under the Code.

     2. Stock Subject to the Plan. Subject to the provisions of Paragraph 11, the aggregate number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), for which Awards may be granted under the Plan shall not exceed three million four hundred thousand (3,400,000) shares. The Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Any shares of Common Stock subject to an Award that for any reason expires or is forfeited, canceled, or terminated unexercised or that ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

     3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to identify each Designee (as such term is defined in Paragraph 4); the type of Award to be granted; the times when an Award shall be granted; whether any Award shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each Award; the term of each Award; the date each Award shall become exercisable or vested; whether an Award shall become exercisable or vested in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable or vested and the term of each installment; whether to accelerate the date of grant, vesting or exercise of any Award or any installment thereof in the event of the death of the Designee (as such term is defined in Paragraph 4) or otherwise; whether shares of Common Stock may be issued upon the exercise of an Award as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Award; the form of payment of the exercise price; the fair market value of a share of Common Stock; the restrictions, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant, vesting or exercise of an Award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the grant, vesting or exercise of all or any portion of an Award, (or the Common Stock acquired pursuant to the exercise of an Award) to the fulfillment of certain restrictions or contingencies as specified in the contract or other document evidencing the Award (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 17) and any of its Subsidiaries (as such term is defined in Paragraph 17), (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold any tax or other amount; whether a Designee has a Disability (as such term is defined in Paragraph 17); or whether to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

     4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company or any of its Subsidiaries, (b) consultants to the Company or any of its Subsidiaries, and (c) to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, a "Designee"). Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to any employee during any calendar year under the Plan shall be three hundred fifty thousand (350,000) shares (the "Section 162(m) Maximum"); provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such Designee during any calendar year shall not exceed one hundred thousand dollars ($100,000). The one hundred thousand dollar ($100,000) ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

     5. Options.

     (a) Grant. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to one or more Designees.

     (b) Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, and of any option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

     (c) Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. All options shall be subject to earlier termination as hereinafter provided.

     (d) Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any Designee whose employment or consulting relationship with the Company, its Parent and any of its Subsidiaries has terminated for any reason (other than the death or Disability of the Designee) may exercise any option granted to the Designee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three
(3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph
17), or (b) without the consent of the Company, such option shall terminate immediately.

     Except as may otherwise be expressly provided in the applicable Contract, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

     Except as may otherwise be expressly provided in the applicable Contract, a Designee whose directorship with the Company has terminated for any reason other than the Designee's death or Disability, may exercise the options granted to the Designee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Designee's directorship is terminated for Cause, such option shall terminate immediately.

     Except as may otherwise be expressly provided in the applicable Contract, options granted under this Plan to a director, officer, employee or consultant shall not be affected by any change in the status of the Designee so long as such Designee continues to be a director of the Company, or an officer or employee of, or a consultant to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

     Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

     (e) Death or Disability of a Designee. Except as may otherwise be expressly provided in the applicable Contract, if a Designee dies (a) while the Designee is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three (3) months after the termination of the Designee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the Designee's Disability, the options granted to the Designee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee's death, by the Designee's Legal Representative (as such term is defined in Paragraph 17), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any Designee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the Designee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

     Except as may otherwise be expressly provided in the applicable Contract, if a Designee dies (a) while the Designee is a director of the Company, (b) within three (3) months after the termination of the Designee's directorship with the Company (unless such termination was for Cause) or (c) within one (1) year after the termination of the Designee's directorship by reason of the Designee's Disability, the options granted to the Designee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee's death, by the Designee's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, a Designee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

     6. Restricted Stock. The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to one or more Designees on such terms and conditions as the Administrators may determine in the applicable Contract. The grant may require the Designee to pay such price per share therefor, if any, as the Administrators may determine in their sole discretion. In addition, the Administrators may subject such shares to such limitations, contingencies, vesting or other continued service requirements or restrictions as the Administrators may, in their sole discretion, determine, including, but not limited to, requirements to sell, transfer or forfeit all or a portion of such shares back to the Company for no consideration, transfer restrictions, vesting requirements, voting agreements and the withholding of dividends and other payments with respect to the shares.

     7. Rules of Operation.

     (a) Fair Market Value. The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Paragraph 7(a) are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the United States Department of the Treasury relating to stock options.

     (b) Exercise. Except as may otherwise be expressly provided in the applicable Contract, an Award (or any installment thereof), to the extent then exercisable, shall be exercised, if necessary, by giving written notice to the Company at its principal office stating which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, or (iii) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

     The Administrators may, in their sole discretion, permit payment of the exercise price of an Award by delivery by the Designee of a properly executed notice, together with a copy of the Designee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

     (c) Stockholder Rights. A Designee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Designee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Designee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares. Except as may otherwise be expressly provided in the applicable Contract, the Administrators may require that any shares of Common Stock be held by the Company, together with a stock power duly endorsed in blank by the Designee, until the lapse of all restrictions, contingencies, or obligations applicable or relating to an Award (including, but not limited to, the payment of any exercise price, tax or other amount, the satisfaction of any service requirement, or any transfer restriction).

     8. Compliance with Securities Laws. It is a condition to the receipt or exercise of any Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

     The Administrators may require, in their sole discretion, as a condition to the grant, vesting or exercise of an Award, that the Designee execute and deliver to the Company the Designee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the receipt or exercise of an Award are being acquired by the Designee for the Designee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Designee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Designee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

     In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

     9. Award Contracts. Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Designee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

     10. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, and the Section 162(m) Maximum, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 10 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

     Except as may otherwise be expressly provided in an applicable Contract, in the event of (a) a proposed liquidation or dissolution of the Company, or (b) any transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors who were elected by stockholders prior to the first such transaction (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (i) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) ceases to represent more than fifty percent (50%) of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s), (ii) all or substantially all of the Company's assets are sold to an unaffiliated third party, or (iii) if the Common Stock is registered under Section 12 of the Exchange Act, such registration is terminated, then any Award, to the extent an Award remains unexercisable or unvested, shall become exercisable or vested, immediately prior to the earliest of any such event.

     11. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on July 18, 2001. No Award may be granted under the Plan after July 17, 2011. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or
Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Designee under any Award granted under the Plan without such Designee's consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

     12. Non-Transferability. Except as may otherwise be expressly provided in the applicable Contract, no Award granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Except as may otherwise be expressly provided in the applicable Contract, an Award may be exercised only by the Designee or the Designee's Legal Representatives. Except as may otherwise be expressly provided in the applicable Contract, an Award may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, pledge, sale, hypothecation gift disposition or other transfer in violation of this Plan or any applicable Contract shall be null and void ab initio and of no force or effect.

     13. Withholding Taxes. Except as may otherwise be expressly provided in the applicable Contract, the Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators, shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Designee to pay to the Company such amount, in cash, promptly upon demand.

     14. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant, vesting or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Designee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

     The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant, vesting or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

     15. Use of Proceeds. The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

     16. Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior Awards of a Constituent Corporation (as such term is defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation.

     17. Definitions.

     (a) "Cause," in connection with the termination of a Designee, shall mean
(i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Designee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such Designee, or (iii) in the absence of both of the foregoing, (A) indictment of such Designee for any illegal conduct, (B) failure of such Designee to adequately perform any of the Designee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such Designee's physical or mental incapacity), (C) the commission of any act or failure to act by such Designee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such Designee of any Company rule or policy, or (E) any violation by such Designee of the requirements of such Contract, any other contract or agreement between the Company and such Designee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

     (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

     (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Designee with respect to an Award granted under the Plan.

     (e) "Parent" shall mean a "parent corporation" within the meaning of
Section 424(e) of the Code.

     (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     18. Governing Law. The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

     Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

     19. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

     20. Stockholder Approval. The Plan shall be subject to approval of the Company's stockholders. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 17, 2002, the Plan and any Awards granted hereunder shall terminate.

                              STARBASE CORPORATION
                                      PROXY
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 11, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Starbase Corporation (the "company") to be held on September 11, 2001 and the related proxy statement; (b) appoints William R. Stow III and Martin Eric Weisberg, Esq. or either of them as proxies, each with the power to appoint a substitute; (c) authorizes the proxies to represent and vote, as designated on the reverse side, all the shares of the company's common stock, par value at $.01 per share held of record by the undersigned on August 2, 2001 at the annual meeting and at any adjournments or postponements thereof; and (d) revokes any proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 5 ON THE REVERSE SIDE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

        Please mark your
[X]     votes as in this
        example.

        Please sign, date and return this proxy as promptly as possible in the envelope provided.

1.  ELECTION OF DIRECTORS    [__] FOR ALL NOMINEES (except as marked to the
                                  contrary below)

                             [__] WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list at right.)

Nominees:  William R. Stow III
           Frank R. Caccamo
           Donald R. Farrow
           Daniel P. Ginns
           Phillip E. Pearce
           John R. Snedegar
           Barry W. Sullivan


2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares.
                       [__] FOR    [__] AGAINST   [__] ABSTAIN

3. To approve the 2001 Stock Plan.
                       [__] FOR    [__] AGAINST   [__] ABSTAIN

4. To ratify the appointment of Deloitte & Touche LLP as the company's independent auditors for the company's fiscal year ended March 31, 2002.
                       [__] FOR    [__] AGAINST   [__] ABSTAIN

5. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

PLEASE MARK, SIGN BELOW AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

_______________________________  Dated _________, 2001
Signature(s) of Stockholder(s)


_______________________________  Dated _________, 2001
Signature(s) of Stockholder(s)

NOTE: (Signature should conform to names printed on this proxy. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)